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                                                                    EXHIBIT 23.2


                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 11, 1998 included in Krause's Furniture, Inc. Form 10-K for the year ended February 1, 1998 and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Anderson LLP
                                                             ARTHUR ANDERSON LLP

Orange County, California
July 14, 1998